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                                                               December 24, 1996

Providentmutual Life and Annuity Company of America
300 Continental Drive
Newark, DE 19713

Gentlemen:

I hereby consent to the reference to my name under the caption "Legal Matters" in the Prospectus filed as part of the Pre-Effective Amendment No. 1 of the Registration Statement on Form S-6 (File No. 333-10321) for the Providentmutual Variable Life Separate Account.

                                            Sincerely,

                                            M. Diane Koken
                                            Legal Officer